FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) made as of this 21st day of February, 2012, by and among ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), ASHFORD HOSPITALITY TRUST INC., a Maryland corporation (“Parent”), and THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS GUARANTORS (“Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS LISTED ON THE SIGNATURES PAGES HEREOF AS LENDERS (KeyBank and the other lenders are listed on the signatures pages hereof as Lenders, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, Parent and KeyBank, individually and as Agent, and the other lenders party thereto entered into that certain Credit Agreement dated as of September 26, 2011 (as the same may be varied, extended, supplemented, consolidated replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);
WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the Credit Agreement; and
WHEREAS, the Agent and the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
2.Modification of the Credit Agreement. The Agent, the Lenders and the Borrower hereby amend the Credit Agreement by deleting the figures “$45,000,000.00” and “$150,000,000.00” contained in the third and fifth line, respectively, of §2.15 of the Credit Agreement, and inserting in lieu thereof the figures “$120,000,000.00” and “$225,000,000.00”, respectively.
3.References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.
4.Consent of Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement and the Loan Documents as set forth herein, and Borrower and the Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and the Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.
5.Representations. Borrower and the Guarantors represent and warrant to Agent and the Lenders as follows:
(a)Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and the Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.
(b)Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and the Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
(d)Reaffirmation. Borrower and the Guarantors reaffirm and restate as of the date hereof, each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith (except for representations or warranties which expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents).
6.No Default. By execution hereof, the Borrower and the Guarantors certify that Borrower and the Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
7.Waiver of Claims. Borrower and the Guarantors acknowledge, represent and agree that Borrower and the Guarantors, as of the date hereof, have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and Borrower and the Guarantors do hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
8.Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and the Guarantors under the Loan Documents (including without limitation the Guaranty).
9.Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
10.Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the State of New York applicable to contracts executed, and to be fully performed, in such State. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Documents.
11.Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, the Guarantors, the Requisite Lenders and Agent.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
ASHFORD HOSPITALITY LIMITED PARTNERSHIP

By:	Ashford OP General Partner LLC, its general partner
By: /s/ David A. Brooks
Name:    David A. Brooks
Title:    Vice President
[SIGNATURES CONTINUED ON NEXT PAGE]

GUARANTORS:
ASHFORD 1031 GP LLC
ASHFORD CAPITAL ADVISORS LLC
ASHFORD CREDIT HOLDING LLC
ASHFORD HHC III LLC
ASHFORD HOSPITALITY FINANCE GENERAL PARTNER LLC
ASHFORD HOSPITALITY SERVICING LLC
ASHFORD IHC, LLC
ASHFORD INVESTMENT MANAGEMENT GP LLC
ASHFORD MEZZ BORROWER LLC
ASHFORD OP GENERAL PARTNER LLC
ASHFORD OP LIMITED PARTNER LLC
ASHFORD WQ HOTEL GP, LLC
FL/NY GP LLC
BUCKS COUNTY MEMBER LLC
RFS SPE 2000 LLC

By:__ /s/ David A. Brooks
Name:    David A. Brooks
Title:    Vice President

ASHFORD HOSPITALITY TRUST, INC.

By:    /s/ David A. Brooks
Name:    David A. Brooks
Title:    Chief Operating Officer and General     Counsel

[SIGNATURES CONTINUED ON NEXT PAGE]

ASHFORD HOSPITALITY FINANCE LP
By: Ashford Hospitality Finance General Partner LLC, its general partner
ASHFORD INVESTMENT MANAGEMENT LP
By: Ashford Investment Management GP LLC, its general partner
ASHFORD WQ HOTEL LP
By: Ashford WQ Hotel GP LLC, its general partner
COMMACK NEW YORK HOTEL LIMITED PARTNERSHIP
By: FL/NY GP LLC, its general partner
CORAL GABLES FLORIDA HOTEL LIMITED PARTNERSHIP
By: Ashford 1031 GP LLC, its general partner
HYANNIS MASSACHUSETTS HOTEL LIMITED PARTNERSHIP
By: Ashford 1031 GP LLC, its general partner
SOUTH YARMOUTH MASSACHUSETTS HOTEL LIMITED PARTNERSHIP
    By: Ashford 1031 GP LLC, its general     partner
WESTBURY NEW YORK HOTEL LIMITED PARTNERSHIP
    By: FL/NY GP LLC, its general partner

By:	/s/ David A. Brooks Name: David A. Brooks Title: Vice President
[SIGNATURES CONTINUED ON NEXT PAGE]

ASHFORD TRS CORPORATION
ASHFORD TRS VI CORPORATION
ASHFORD TRS WQ LLC
ASHFORD WQ LICENSEE LLC

By:    /s/ David J. Kimichik
Name:    David J. Kimichik
Title:    President

ASHFORD TRS INVESTMENT MANAGEMENT GP LLC
ASHFORD TRS INVESTMENT MANAGEMENT LP
By: Ashford TRS Investment Management     GP LLC, its general partner

By:    /s/ Montgomery J. Bennett
Name:    Montgomery J. Bennett
Title:    President
[SIGNATURES CONTINUED ON NEXT PAGE]

AGENT:
KEYBANK NATIONAL ASSOCIATION, individually and as Agent
By: /s/ Michael Szuba
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]
LENDERS:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By: /s/ Mikhail Faybusovich
Name:
Title:

By: /s/ Vipul Dhadda
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

UBS LOAN FINANCE LLC, as a Lender
By: /s/ Irja R. Otsa
Name:
Title:

By: /s/ Christopher Gomes
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]
MORGAN STANLEY BANK, N.A., as a Lender
By: /s/ Nick Zangari
Name:
Title: